UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[X] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Gabelli Capital Series Funds, Inc.
………………………………………………………………………………………………

(Name of Registrant as Specified In Its Charter)

…………………….…………………………………………………………………………………

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: ______
2)	Form, Schedule or Registration Statement No.: ______
3)	Filing Party: ______
4)	Date Filed: ______

Gabelli Capital Series Funds, Inc.

Proxy Information

Training Kit

Record Date:	March 16th, 2015

Initial Mailing Date:	On or about - April 1st, 2015

Beneficial Mailing Date:

Initial Calling Date:

Meeting Date:	April 30th, 2015

Boston Financial Data Services | Gabelli Capital Series Funds, Inc. Proxy Training Kit 1

Proxy Services Campaign Fact Finder for
Gabelli Capital Series Funds, Inc.

Client:

Gabelli Capital Series Funds, Inc.

# Of Proposals:

Three

Meeting Date/Time:

April 30th, 2015 @ 4:30 PM Eastern

Adjournment Meeting Date/Time:
TBD if neccessary

Meeting Location:

Offices of the Fund

One Corporate Center

Rye, NY 10580-1422

Date of Record:

March 16th, 2015

E-Mail Proxy Info:

Yes _    No _

Proxy Mail Date:

On or about - April 1st, 2015

Description of Envelope:
6x9

Inbound # to Vote:
1-844-812-4899

Registered Accounts Touch Tone Vote #:
1-800-830-3542

Beneficial Accounts Touch Tone Vote #:
1-800-690-6903

Beneficial Holders Internet Vote Web Site:
www.proxyvote.com

Registered Holders Internet Vote Web Site:
www.2voteproxy.com/gabelli

Client Customer Service of Gabelli
Capital Series Funds, Inc. #:

1-800-422-3554

Client Web Site:

www.gabelli.com

Boston Financial Data Services | Gabelli Capital Series Funds, Inc. Proxy Training Kit 2

The Proposals:

Please see below for a breakdown of the Proposals.

Proposal 1:    Election of (3) new Board Members (7 existing)

The election of the current Directors of the Company and three new Directors to serve an indefinite term on the Board of Directors until the next annual meeting of shareholders and until their respective successors are duly elected and qualified;

Proposal 2:    A new Investment Advisory Agreement

A new investment advisory agreement between the Company, on behalf of the Fund, and Gabelli Funds, LLC; and

Proposal 3:    Other Business

Such other business, including adjournments, as may properly come before the Meeting or any adjournments or postponements thereof.

Frequently Asked Questions:

Q: What proposals am I being asked to vote on?

A:	You are being asked to vote on Three items:

1.	Election of (3) new Board Members (7 existing)

2.	A new Investment Advisory Agreement

3.	Other Business

Q:	Why am I being asked to elect Directors?

A:	The Board of Directors is recommending that shareholders of the Fund elect the seven Directors currently serving on the Board along with three new Directors to the Board. If elected, all three of the new nominees would serve as non-interested Directors, as defined in the Investment Company Act of 1940.

If all nominees are elected to the Board, the Board would consist of ten Directors, eight of whom would be Independent Directors and two would serve as interested Directors as defined in the 1940 Act.

Although, in certain instances, the Board may elect new directors without a shareholder vote, the Board cannot do so if it no longer meets certain requirements under the 1940 Act. Due to the addition of directors to the Board, a shareholder meeting is required to elect certain Directors who were not previously elected by shareholders. Furthermore, electing all ten nominees would give the Board the additional flexibility in the future to elect a limited number of additional new Directors, if necessary without incurring the costs of hold one or more shareholder meetings.

Q:	Will the portfolio manager of my Fund change?

A:	No, the same portfolio manager at Gabelli Funds who has been responsible for day-to-day management of the Fund will continue to manage the Fund under the new investment advisory agreement.

Boston Financial Data Services | Gabelli Capital Series Funds, Inc. Proxy Training Kit 3

Q:	Why am I being asked to vote on a new investment advisory agreement?

A:	Currently, the Fund has a management agreement with Guardian Investor Services LLC pursuant to which GIS supervises the performance of administrative and professional services provided to the Fund by others, including Gabelli Funds for an annual fee of 1.00% of the Fund’s average daily net assets. There is also an investment advisory agreement between the Company, on behalf of the Fund, GIS, and Gabelli Funds, whereby Gabelli Funds serves as the investment adviser and administrator to the Fund.

For its services, Gabelli Funds is paid by GIS, out of its 1.00% fee, a fee of 0.75% of the Fund’s average daily net assets. GIS has notified the Fund of its intention to terminate the management agreement and therefore, the Fund is asking you to approve a new investment advisory agreement between the Company, on behalf of the Fund, and Gabelli Funds.

Under the new investment advisory agreement, Gabelli Funds will, in addition to its investment advisory services, oversee all of the Fund’s third party service providers. The advisory fee under the new investment advisory agreement will be 0.75% of the Fund’s average daily net assets. In addition, the Fund will put into place a shareholder servicing agreement with The Guardian Insurance & Annuity Company, Inc. (“GIAC”), an affiliate of GIS, whereby GIAC will provide various administrative services, including maintenance of books and records, determinations and reconciliations with respect to Fund purchase and redemption orders, and telephone support for contract owners with respect to inquiries about the Fund as well as provide information to Gabelli Funds with respect to relevant insurance laws, regulations and related matters and IRS regulations with respect to variable contracts, for 0.25% of the Fund’s value of the average daily net assets.

The total expenses paid by the Fund are not expected to increase as a result of this change.

Q:	Will the fees payable by my Fund increase under the new investment advisory agreement?

A:	No, the total expenses paid by the Fund will not change under the new investment advisory agreement. The advisory fee rate under the current investment advisory agreement is 1.00% and the advisory fee rate under the new investment advisory agreement will be 0.75%. In addition, the Fund will put into place a new 0.25% shareholder servicing fee. Therefore, the total expense ratio for the Fund under the current advisory agreement and the new investment advisory agreement is expected to be the same. A comparison of the fees currently paid by the Fund pursuant to the current management agreement and the fees to be paid by the Fund pursuant to the new investment advisory agreement is set forth below:

Therefore, the implementation of the new investment advisory agreement is not expected to result in any change in the net fees paid by Fund shareholders.

Q:	If the Proposals are approved, when will the new nominees join the Board? (Proposal 1) and when will the new investment advisory agreement (Proposal 2) take effect?

A:	The current Directors will continue on the Board and the new Director nominees will join the Board effective immediately upon election by Fund shareholders of the nominees for election as Directors. If Proposal 2 is approved, it will become effective on May 1, 2015.

Boston Financial Data Services | Gabelli Capital Series Funds, Inc. Proxy Training Kit 4

Q:	How can I vote my shares?

A:	For your convenience, you are encouraged to vote in any of the following three simple ways:

Internet—log on to the website address located on your proxy card(s). You will need the control number found on the proxy card(s) at the time you execute your vote.

Touchtone Phone—dial the toll-free number on the enclosed proxy card(s) and follow the automated instructions. Please have the proxy card(s) available at the time of the call.

Mail—sign, date, and complete the reverse side of the proxy card(s) and return the proxy card(s) in the postage-paid envelope provided.

Please respond. Your vote is important whether or not you plan to attend the special meeting. To assure the presence of a quorum at the special meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote through the internet or by telephone by following the instructions on your proxy card(s), or by signing, voting and returning the proxy card(s) in the envelope provided. Please take advantage of these prompt and efficient voting options. Please refer to the instructions on the enclosed proxy card. Shareholders may vote their shares via internet, telephone, or by signing, voting, dating and returning the proxy card in the enclosed envelope (if you’ve received this communication by mail).

Q:	Will my vote make a difference?

A:	Yes. Your vote is needed to ensure the proposals can be acted upon. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s). You may also vote by signing, voting and returning the proxy card(s) in the envelope provided. We encourage all shareholders to participate in the governance of the Fund.

Q:	When is the deadline for voting my shares?

A:	We encourage you to vote as early as possible to ensure that the Fund receives enough votes to act on the proposals. Unless you attend the special shareholder meeting to vote in person, your vote (cast either by internet, telephone, or paper proxy card) must be received by the Fund prior to the start of the meeting (4:30 PM Eastern on April 30th, 2015).

Q:	Who is eligible to vote?

A:	Any person who owned shares of a Fund on the “record date”, which was March 16th, 2015 (even if that person has since sold those shares).

Q:	Who do I call if I have questions?

A:	We will be happy to answer your questions about this proxy solicitation. We have engaged Boston Financial Data Services as our proxy solicitation agent. If you have questions, please call 1-844-812-4899.

Boston Financial Data Services | Gabelli Capital Series Funds, Inc. Proxy Training Kit 5

Gabelli Capital Series Funds, Inc.
Outbound Script

Meeting Date: April 30th, 2015
Toll-Free #: 1-844-812-4899

Greeting:

➢ Hello, is Mr./Ms. _____________ available?

IF YES:

➢	Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of your investment in the Gabelli Capital Series Funds, Inc. The fund sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Special shareholder meeting scheduled to be held on April 30th, 2015 @ 4:30 PM Eastern.

➢	Your Board of Directors has recommended you vote YES on the proposal and we are calling to ask if you would like to vote Today.

IF Shareholder NOT AVAILABLE:

➢	Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.

IF YES:

➢	Thank you. For the record, would you please state your full name and mailing address?

➢	Again, my name is _____________, a proxy voting specialist on behalf of Gabelli Capital Series Funds, Inc.

➢	Today’s date is _____________ and the time is _____________ Eastern Time.

➢	Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received.

➢	We will be mailing you a written confirmation of your vote within 72 hours.

➢	If you wish to make any changes you may contact us by calling 1-844-812-4899 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF Not sure how to vote

Proposal 1 - You may cast a vote FOR ALL, AGAINST ALL or EXCEPT (indicate who they are not Voting For)

Proposal 2 – You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

➢	How would you like to cast your vote on the proposal?

➢	Thank you. For the record, would you please state your full name and mailing address?

➢	Again, my name is _____________, a proxy voting specialist on behalf of the Gabelli Capital Series Funds, Inc.

➢	Today’s date is _____________ and the time is _____________ Eastern Time.

➢	Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

➢	If you wish to make any changes you may contact us by calling 1-844-812-4899 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

Boston Financial Data Services | Gabelli Capital Series Funds, Inc. Proxy Training Kit 6

What I am being asked to vote on?

Proposal 1: Election of (3) new Board Members (7 existing)

Proposal 2: A new Investment Advisory Agreement

Proposal 3: Other Business

If materials not received:

➢	I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

➢	Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at 1-844-812-4899 Monday-Friday 9am-6pm EST.

When & Where:

The meeting is scheduled to be held at 4:30 PM Eastern time, on April 30th, 2015, at Offices of the Fund, One Corporate Center, Rye, NY 10580-1422.

How can I vote?

Beneficial Holders:

Touch tone voting call 800-690-6903

Log on to www.proxyvote.com and follow the on-screen instructions provided.

Registered Holders:

Touch tone voting call 800-830-3542

Log on to www.2voteproxy.com/gabelli and follow the on-screen instructions provided.

Mail:

PROXY TABULATOR

PO BOX 55909

BOSTON, MA 02205-9100

Boston Financial Data Services | Gabelli Capital Series Funds, Inc. Proxy Training Kit 7

Gabelli Capital Series Funds, Inc.
Inbound Script

Meeting Date: April 30th, 2015

Toll-Free #: 1-844-812-4899

Greeting:

➢	Hello, thank you for calling the Gabelli Capital Series Funds, Inc. proxy information line. My name is _____________, may I have your name please?

➢	Thank you Mr./Ms._____________. Are you calling regarding the upcoming Special shareholder meeting?

IF YES:

The Board of Directors recommends a vote “FOR” the proposals.

➢	Would you like to vote Today and have your name removed from future calls and mailings? The board recommends that you vote for the proposal. For the record, would you please state your full name and mailing address?

➢	Again, my name is _____________, a proxy voting specialist on behalf of Gabelli Capital Series Funds, Inc.

➢	Today’s date is _____________ and the time is _____________ Eastern Time.

➢	Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

➢	If you wish to make any changes you may contact us by calling 1-844-812-4899. Thank you very much for your participation and have a great day/evening.

IF NO:

➢	How may I help you today? (Go to Q&A to answer any questions.)

If a non-proxy related question, respond:

➢	Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call Gabelli Capital Series Funds, Inc. directly at 1-800-422-3554.

Boston Financial Data Services | Gabelli Capital Series Funds, Inc. Proxy Training Kit 8

IF Not sure how to vote: Proposal 1 – Voting Options are: FOR ALL, AGAINST ALL, or EXCEPT (indicate whom)

For Proposal 2 - You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote.

➢	How would you like to cast your vote on the proposals?

➢	Thank you. For the record, would you please state your full name and mailing address?

➢	Again, my name is _____________, a proxy voting specialist on behalf of the Gabelli Capital Series Funds, Inc.

➢	Today’s date is _____________ and the time is _____________ Eastern Time.

➢	Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

➢	If you wish to make any changes you may contact us by calling 1-844-812-4899. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: Election of (3) new Board Members (7 existing)

Proposal 2: A new Investment Advisory Agreement

Proposal 3: Other Business

➢	Today’s date is _____________ and the time is _____________ Eastern Time.

➢	Mr./Ms. _____________, I have recorded your votes and we will be mailing you a written confirmation within 72 hours.

Closing:

➢	Again, my name is _____________, a proxy voting specialist on behalf Gabelli Capital Series Funds, Inc.

➢	If you wish to make any changes you may contact us by calling 1-844-812-4899. Thank you very much for your participation and have a great day/evening.

Boston Financial Data Services | Gabelli Capital Series Funds, Inc. Proxy Training Kit 9

When & Where:

The meeting is scheduled to be held at 4:30 PM Eastern time, on April 30th, 2015, at the Offices of the Fund, One Corporate Center, Rye, NY 10580-1422.

How can I vote?

Beneficial Holders:

Touch tone voting call 800-690-6903

Log on to www.proxyvote.com and follow the on-screen instructions provided.

Registered Holders:

Touch tone voting call 800-830-3542

Log on to www.2voteproxy.com/gabelli and follow the on-screen instructions provided

Mail:

PROXY TABULATOR

PO BOX 55909

BOSTON, MA 02205-9100

Boston Financial Data Services | Gabelli Capital Series Funds, Inc. Proxy Training Kit 10

Gabelli Capital Series Funds, Inc.
Answering Machine Message

Meeting Date: April 30th, 2015.
Toll-Free #: 1-844-812-4899.

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of Gabelli Capital Series Funds, Inc.

You should have received proxy materials in the mail concerning the upcoming Meeting of Shareholders to be held on April 30th, 2015.

Your participation is very important. To vote over the telephone, call toll-free at 1-844-812-4899 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

Boston Financial Data Services | Gabelli Capital Series Funds, Inc. Proxy Training Kit 11